UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street, 25th Floor Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01	Entry into a Material Definitive Agreement

On August 6, 2015, the Company, CBRE Services, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Services”), and certain of Services’ subsidiaries entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC, for themselves and on behalf of the several underwriters listed in Schedule A thereto, relating to the public offering of $600 million in aggregate principal amount of Services’ 4.875% senior notes due 2026 (the “Notes”). The Notes will mature on March 1, 2026 and will bear interest at a rate of 4.875% per annum, payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2016. The sale of the Notes is expected to close on August 13, 2015, subject to customary closing conditions.

The Company intends to use the proceeds from this offering for general corporate purposes, including paying a portion of the consideration for its previously announced acquisition of Johnson Controls, Inc.’s Global Workplace Solutions (GWS) business. The acquisition is expected to close in the late third quarter or early fourth quarter of 2015.

The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-201126) filed with the Securities and Exchange Commission (the “SEC”), as supplemented by the prospectus supplement, dated August 6, 2015.

The foregoing description is not complete and is qualified in its entirety by reference to the text of the Underwriting Agreement attached as exhibit 1.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 6, 2015, among CBRE Group, Inc., CBRE Services, Inc. and certain of its subsidiaries and J.P. Morgan Securities LLC, HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC, for themselves and on behalf of the several underwriters listed therein

12.1	Statement re Computation of Ratios

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to the terms of the Notes, the closing of the sale of the Notes, the anticipated use of proceeds therefrom and the closing of the GWS acquisition. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in the Company’s filings with the SEC. Any forward-looking statements speak only as of the date of this current report and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to its SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and its quarterly report on Form 10-Q for the quarterly period ended March 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2015	CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok

Deputy Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 6, 2015, among CBRE Group, Inc., CBRE Services, Inc. and certain of its subsidiaries and J.P. Morgan Securities LLC, HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC, for themselves and on behalf of the several underwriters listed therein

12.1	Statement re Computation of Ratios